UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 8, 2021

Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17800 N. 85th St.

Scottsdale, Arizona 85255

(Address of principal executive offices, including zip code)

(480) 991-0797

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	AXON	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 8, 2021, Axon Enterprise, Inc. (“Axon” or the "Company"), entered into a Share Purchase Agreement with Cellebrite DI Ltd. ("Cellebrite") and Cellebrite’s shareholders, pursuant to which the Company has agreed to purchase, and Cellebrite has agreed to sell, an aggregate of 9,000,000 shares of common stock of Cellebrite, for a purchase price of $10.00 per share and an aggregate purchase price of $90,000,000. This investment is being made in connection with Cellebrite’s business combination with TWC Tech Holdings II Corp. (“TWC Tech Holdings”), a publicly traded special purpose acquisition company, pursuant to the definitive business combination agreement and plan of merger (the “Business Combination”). The obligations to consummate the transactions contemplated by the Share Purchase Agreement are conditioned upon, among other things, customary closing conditions and the consummation of the Business Combination and other transactions contemplated by the plan of merger between Cellebrite and TWC Tech Holdings.

The share purchase follows a strategic agreement between Axon and Cellebrite, announced February 9, 2021, under which data collected and analyzed by Cellebrite’s Digital Intelligence platform will be able to integrate with Axon’s digital evidence management solution, Axon Evidence, providing law enforcement a unified solution to manage, review and safeguard digital evidence. As a market leader in digital investigations and a fellow public safety ecosystem participant, Cellebrite enjoys significant customer overlap with Axon, which offers compatible-but-not-competing solutions.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Exhibit Description

10.1	Subscription Agreement dated as of April 8, 2021 by and between the Company and Cellebrite DI Ltd.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2021	Axon Enterprise, Inc.

	By:	/s/ JAWAD A. AHSAN
Jawad A. Ahsan
Chief Financial Officer